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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

              ----------------------------------------------------

                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

              ----------------------------------------------------

                                NOVEMBER 12, 2002
               (DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED))



                              ISTAR FINANCIAL INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


         MARYLAND                   1-15371                 95-6881527
(STATE OR OTHER JURISDICTION      (COMMISSION               (IRS EMPLOYER
     OF INCORPORATION)            FILE NUMBER)          IDENTIFICATION NUMBER)


1114 AVENUE OF THE AMERICAS, 27TH FLOOR                       10036
        NEW YORK, NEW YORK                                  (ZIP CODE)
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)



                                 (212) 930-9400
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)


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ITEM 5.

Attached as Exhibit 99.1 to this report is a supplemental investor presentation.



ITEM 7.     EXHIBITS

      99.1  Supplemental presentation.



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                                   SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                    iSTAR FINANCIAL INC.



Date: November 11, 2002       By:   /s/ Jay Sugarman
                                    ----------------
                                    Jay Sugarman
                                    Chairman and Chief Executive Officer


Date: November 11, 2002       By:   /s/ Spencer B. Haber
                                    --------------------
                                    Spencer B. Haber
                                    President and Chief Financial Officer